EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 30th day of March, 2007 by and among Paramount Gold Mining Corp., a corporation incorporated under the laws of Delaware (the “Company”), Blackmont Capital Inc., Canaccord Capital Corporation, Haywood Securities Inc., and Raymond James Ltd. (collectively, the “Agents”) on behalf of each purchaser in the offering by the Company of Units and in connection with the agency agreement, dated March 30, 2007 (the “Agency Agreement”), between the Company and the Agents.

The parties hereby agree as follows:

1.

Certain Definitions.

Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Agency Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in Toronto are open for the general transaction of business.

“Common Shares” shall mean the Company’s shares of common stock, US$0.001 par value, and any securities into which such shares may hereinafter be reclassified.

“Effective Date” shall mean the date a Registration Statement is declared effective by the SEC.

“Investors” shall mean the Purchasers, Subscribers and the Agents.

“NASD” means National Association of Securities Dealers, Inc.

“Offering” shall mean the private placement offering of Units in the provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario and Nova Scotia, the United States and elsewhere in accordance with the terms of the Agency Agreement.

“Offering Price” shall mean a price of US$2.10 per Unit in the Offering.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

2.

“Purchasers” shall mean the purchasers in connection with the Offering and any Affiliate or permitted transferee of any Purchaser who is a subsequent holder of any Restricted Security.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean (i) the Unit Shares, (ii) the Warrant Shares, (iii) the Common Shares underlying the Broker Warrants, any (iv) other securities issued or issuable with respect to or in exchange for Registrable Securities.

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Regulation D” means Regulation D adopted by the SEC under the 1933 Act.

“Regulation S” means Regulation S adopted by the SEC under the 1933 Act.

“Restricted Security” shall have the meaning ascribed thereto in Rule 144(a)(3) of the 1933 Act.

“SEC” means the U.S. Securities and Exchange Commission.

“Subscribers” shall mean the subscribers identified in the Subscription Agreements and any Affiliate or permitted transferee of any Subscriber who is a subsequent holder of Registrable Securities.

“Units” means the units of the Company, each Unit consisting of one Common Share and one-half of one Warrant.

“Warrants” means the warrants issued by the Company pursuant to the Agency Agreement, each Warrant entitling the holder to purchase one Common Share of the Company at a price of US$2.90 per share at any time for 24 months following the Closing Date.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.

Registration.

(a)

Registration Statements.  Promptly following the closing of the purchase and sale of the securities contemplated by the Subscription Agreements and the Agency Agreement (the “Closing Date”) but no later than ninety (90) days after the

3.

Closing Date, the Company shall prepare and file with the SEC one or more Registration Statements on Form S-3 or S-1 (or, if Form S-3 or S-1 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of the Registrable Securities in an amount at least equal to the aggregate of the Registrable Securities.  Such Registration Statements also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Shares resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Registration Statements (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Agents and their counsel prior to its filing or other submission.

(b)

Expenses.  The Company shall pay all expenses associated with the registration, including filing and printing fees, counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, fees and expenses of one Canadian counsel and one United States counsel to the Agents, on behalf of the Investors and the Investors’ expenses in connection with the registration.

(c)

Effectiveness.

(i)

The Company shall use its best efforts to have each Registration Statement declared effective by the SEC as soon as practicable or within one hundred and eighty (180) days after the Closing Date (the “Effectiveness Deadline”). The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event, within three (3) Business Days, after the Registration Statement is declared effective and shall simultaneously provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby, if required by the Investors. If (A) the Company fails to use its best efforts to have each Registration Statement declared effective by the SEC and a Registration Statement covering the Registrable Securities is not declared effective by the SEC by the Effectiveness Deadline, or (B) after a Registration Statement has been declared effective by the SEC, the Company fails to use its best efforts to cause the Registration Statement to remain continuously effective as specified in Section 3 hereof and sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), but excluding the inability of any holder to sell the Registrable Securities covered thereby due to market conditions, then the Company will make pro rata payments to the holder of each Registrable Security as liquidated damages and not as a penalty, in cash, an amount equal to 1% of the Offering Price of such Registrable Security for every 30-day period or portion thereof (to a maximum of 12% on a pro-rata basis) payable

4.

quarterly, following the date by which such Registration Statement should have been effective (the “Delay Period”). The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each three month period following the commencement of the Delay Period until the termination of the Delay Period.  Notwithstanding anything herein to the contrary, to the extent that the registration of any or all of the Registrable Securities by the Company on a registration statement is prohibited (the "Non-Registered Shares") as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415 under the 1933 Act and the Company has registered at such time the maximum number of Registrable Securities permissible upon consultation with the SEC, then the liquidated damages described herein shall not be applicable to such Non-Registered Shares.

(ii)

No more than three (3) times in any twelve (12) month period for an aggregate of not more than thirty (30) days, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration statement contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company as evidenced in writing, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

3.

Company Obligations. The Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will:

(a)

use its best efforts to cause the Registration Statements to become effective and use its best efforts to keep the Registration Statements continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold, or (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144(k) under the 1933 Act;

(b)

prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

5.

(c)

provide copies to and permit the counsel designated by the Agents on behalf of the Investors to review each Registration Statement and all amendments and supplements thereto prior to their filing with the SEC and not file any document to which such counsel reasonably objects; provided, however, that the Company is entitled to file any such document, and rely on the assumption that there is no objection, if the Company does not receive a written objection from Agent’s counsel within three Business Days after the document is provided, and provided, however, that the period from the date of any such objection of counsel through the date on which such objection is resolved by the Company in good faith shall extend by an equal number of days, any deadlines which the Company is obligated to meet hereunder or under the Agency Agreement or Subscription Agreement;

(d)

furnish to the Agents and their legal counsel and, as required by applicable law or regulation, the Investors, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company copies of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by the related Registration Statement;

(e)

use its best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f)

use its best efforts to cause all Common Shares covered by a Registration Statement to be listed on the Toronto Stock Exchange or TSX Venture Exchange;

(g)

immediately notify the Investors, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the Investors of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state

6.

a material fact required to be slated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(h)

otherwise use its best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder, and make available to its security holders, as soon as reasonably practicable, but not later than the due date for reports due under Section 13 or 15(d) of the Exchange Act, an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11 (a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(h), the Company shall be deemed to have satisfied the requirements of this paragraph by filing such reports as are required by Section 13(a) or 15(d) of the Exchange Act within the time required for filing those reports, including its annual report on Form 10-K and its quarterly reports on Form 10-Q; and

(i)

with a view to making available to the Investors the benefits of Rule 144 (or its successor rule) under the 1933 Act and any other rule or regulation of the SEC that may at any time permit the Investors to sell Common Shares to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent annual report on Form 10-K (or such other form then available to the Company), and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

The Company will not be required to take any actions required under this Section 3 that are not, in the written opinion of counsel for the Company, satisfactory to the Investors acting reasonably, in compliance with applicable law.

The Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

7.

4.

Obligations of the Investors.

(a)

Each Investor, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(b)

Specifically, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that the Investor furnish to the Company information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(c)

Each Investor agrees that, upon receipt of any notice from the Company of the happening of an event pursuant to Section 3(e) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor’s receipt of the copies of the supplemented or amended prospectus filed with the SEC and declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

5.

Indemnification.

(a)

Indemnification by the Company.  The Company will indemnify and hold harmless each Investor and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or Prospectus contained therein, or any amendment or supplement thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) any violation by the Company of any rule or regulation

8.

promulgated under the 1933 Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration; or (iv) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Investor’s behalf (the undertaking of any underwriter chosen by the Company being attributed to the Company) and will reimburse such Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b)

Indemnification by the Investors.  In connection with any registration pursuant to the terms of this Agreement, each Investor will furnish to the Company in writing such information as the Company reasonably requests concerning the holders of Registrable Securities or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders, agents and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or an alleged untrue statement of a material fact or any omission of a material fact or an alleged omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission or alleged untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)

Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or

9.

expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)

Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

6.

Miscellaneous.

(a)

Amendments and Waivers. This Agreement may be amended only in writing signed by the Company and the Agents. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Agents.

(b)

Notices.  All notices and other communications provided for or permitted hereunder shall be made (i) as set forth in Section 15 of the Agency Agreement and (ii) to each Subscriber at the address listed on Page 1 of its respective Subscription Agreement.

10.

(c)

Assignments and Transfers by Investors.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d)

Assignments and Transfers by the Company.  This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Agents; provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Agents, after notice duly given by the Company to each Investor.

(e)

Benefits of the Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties; for greater clarity, the benefit of this Agreement will also inure to any transferees of Units and Registrable Securities. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)

Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

(g)

Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)

Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be

11.

required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)

Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)

Governing Law; Attornment to Ontario.  This Agreement shall be governed by and construed in accordance with the laws of Ontario and the laws of Canada applicable therein. Any and all disputes arising under this Registration Rights Agreement, whether as to interpretation, performance or otherwise, shall be subject to the exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such province.

[intentionally blank]

12.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

BLACKMONT CAPITAL INC.

/s/

CANACCORD CAPITAL CORPORATION

/s/

HAYWOOD SECURITIES INC.

/s/

RAYMOND JAMES LTD.

/s/

The foregoing is hereby accepted on the terms and conditions therein set forth.

DATED as of March 30, 2007.

PARAMOUNT GOLD MINING CORP.

/s/ Chris Crupi